Exhibit 32.1
CERTIFICATION OF
CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. § 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          In connection with the Quarterly Report of Evergreen Solar, Inc. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard M. Feldt, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard M. Feldt

Richard M. Feldt
Chief Executive Officer
August 2, 2007